AUGUST 9, 2017

SUPPLEMENT TO

THE HARTFORD QUALITY BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on August 2, 2017, the Board approved changing the management fee schedule and certain expense reimbursement arrangements for The Hartford Quality Bond Fund (the “Fund”). Effective November 1, 2017, Hartford Funds Management Company, LLC (“HFMC”) has contractually agreed to lower its management fee as follows:  0.4000% of the first $500 million, 0.3700% of the next $500 million, 0.3400% of the next $4 billion, 0.3300% of the next $5 billion, and 0.3200% in excess of $10 billion annually of the Fund’s average daily net assets.  In addition, effective November 1, 2017, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Fund as follows through February 28, 2019: 0.85% (Class A), 0.85% (Class T), 1.60% (Class C), 0.60% (Class I), 1.19% (Class R3), 0.94% (Class R4), 0.64% (Class R5), 0.54% (Class Y) and 0.44% (Class F).  This contractual arrangement will renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7333	August 2017